Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
12.	Income Taxes

The Company joins with the Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2009 and 2010 federal income tax returns. The IRS has completed its examinations of the Allstate Group’s federal income tax returns for 2005-2006 and 2007-2008 and the cases are under consideration at the IRS Appeals Office. The Allstate Group’s tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2011 or 2010, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2011	2010
Deferred assets
Life and annuity reserves	$2,010	$9,264
Accrued liabilities	178	178
Other assets	188	368

Total deferred assets	2,376	9,810

Deferred liabilities
Unrealized net capital gains	(99,623)	(71,729)
DAC	(35,549)	(28,695)
Difference in tax bases of investments	(30,259)	(10,717)
Other liabilities	(5,346)	(977)

Total deferred liabilities	(170,777)	(112,118)

Net deferred liability	$(168,401)	$(102,308)

Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized. There was no valuation allowance for deferred tax assets as of December 31, 2011 or 2010.

The components of income tax expense for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Current	$1,036	$209	$(946)
Deferred	38,101	5,642	20,675

Total income tax expense	$39,137	$5,851	$19,729

The Company received refunds of $6.0 million and $3.5 million in 2011 and 2010, respectively, and paid income taxes of $29.9 million in 2009.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
State income tax expense	1.1	9.6	2.8
Dividends received deduction	(0.5)	(4.4)	(1.1)
Tax credits	(0.4)	(3.2)	(1.0)
Adjustment for prior year tax liabilities	—	(1.0)	(0.5)
Other	—	0.2	—

Effective income tax rate	35.2%	36.2%	35.2%